                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                     Warren G. Lichtenstein

Address:                                  590 Madison Avenue, 32nd Floor
                                          New York, New York 10022

Designated Filer:                         Steel Partners II, L.P.

Issuer & Ticker Symbol:                   ECC International Corp. (ECC)

Statement for Month/Day/Year:             09/25/03

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